UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 26, 2006
                                                        -----------------


                              SENSE HOLDINGS, INC.
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Florida                    333-87293               82-0326560
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)             File Number)         Identification No.)


                 4503 N.W. 103rd Avenue, Sunrise, Florida 33351
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 726-1422
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers

         On December 26, 2006, Andrew Goldrich resigned as an officer and Director of the Company and its related subsidiaries. The Company has entered into a consulting agreement with Mr. Goldrich effective with his resignation where he will assist the Company regarding financial and accounting management as well as SEC filings and general business matters. The consulting agreement calls for a monthly payment of $3,000 for a period of 3 months, and the agreement may be extended for an additional 3 months as determined by the parties.

         Mr. Goldrich has accepted a position with China Direct, Inc., whose affiliate, China Direct Investments, Inc., entered into a consulting and management agreement on November 22, 2006 as previously reported by the Company.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SENSE HOLDINGS, INC.


Date:  December 26, 2006                By: /s/ Dore Perler
                                            ---------------
                                            Dore Perler, President

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